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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 21, 2003

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

                DELAWARE                        001-31465            35-2164875
      (State or other jurisdiction          (Commission File      (I.R.S. Employer
   of incorporation or organization)             Number)        Identification No.)

       601 JEFFERSON, SUITE 3600
             HOUSTON, TEXAS                                             77002
(Address of principal executive offices)                              (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507

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ITEM 5. OTHER EVENTS.

         On January 22, 2003, Natural Resource Partners L.P. issued a press release, which is attached as Exhibit 99.1 to, and incorporated by reference in, this Form 8-K. The press release relates to the company's declaration of its initial quarterly distribution and the appointment of Robert T. Blakely as a member of the Board of Directors of GP Natural Resource Partners LLC, the company's general partner.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.             Description

99.1                    Press release issued January 22, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATURAL RESOURCE PARTNERS L.P.
                                   (Registrant)

                                   By: NRP (GP) LP
                                       its General Partner

                                   By: GP Natural Resource Partners LLC
                                       its General Partner

                                       /s/ Charles H. Kerr
                                       ----------------------------------------
                                       Charles H. Kerr
                                       Secretary

         Dated: January 23, 2003



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                                  EXHIBIT INDEX

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
EXHIBIT NO.                DESCRIPTION
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
99.1                       Press release issued January 22, 2003
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